MERRILL LYNCH EMERGING MARKETS DEBT FUND, INC.

       Supplement dated October 3, 2002 to Prospectus dated April 12, 2002

     The Board of Directors of Merrill Lynch Emerging Markets Debt Fund, Inc. (the "Fund") approved an Agreement and Plan of Reorganization that provides for Merrill Lynch World Income Fund, Inc. ("World Income") to acquire substantially all of the assets of the Fund and to assume substantially all of the liabilities of the Fund in exchange for newly-issued shares of common stock of World Income (the "Reorganization"). Completion of the Reorganization requires, among other things, the approval of the Fund's stockholders. If the Reorganization takes place, Fund stockholders will be entitled to receive the same class of shares of World Income (i.e., Class A, Class B, Class C or Class D) as such stockholder held in the Fund immediately prior to the Reorganization and the Fund will be dissolved in accordance with the laws of the State of Maryland and deregistered as an investment company under the Investment Company Act of 1940, as amended.

     In connection with the proposed Reorganization, the Fund has suspended sales of its shares effective at the close of business on October 11, 2002, other than pursuant to automatic investment plans, the automatic dividend reinvestment plan and certain 401(k) programs. A special meeting of the Fund's stockholders will be called to consider the Reorganization. If all of the required approvals are obtained, it is expected that the Reorganization will take place during the first calendar quarter of 2003.